UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZBB ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY COPY—SUBJECT TO COMPLETION
May 13, 2013

N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2013

To our Shareholders:

A special meeting of shareholders of ZBB Energy Corporation will be held at our offices located at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, on Friday, June 28, 2013 at 3:00 p.m., local time.  The purposes of the special meeting are to:

1.
approve the issuance of shares of our common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated March 13, 2013, in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713;

2.	approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposal; and

3.	conduct any other business that may properly come before the special meeting or any adjournments or postponements thereof.

Our Board of Directors is not aware of any other business to come before the special meeting.  Only common shareholders of record at the close of business on May 17, 2013 are entitled to receive notice of, and to vote at, the special meeting.

Whether or not you plan to attend the meeting in person, please sign and return the enclosed proxy card as soon as possible to ensure that all of your shares will be voted.  Additional information about voting is included in the accompanying proxy statement and proxy card.

By Order of the Board of Directors,
Eric C. Apfelbach
President and Chief Executive Officer

May 30, 2013

PRELIMINARY COPY—SUBJECT TO COMPLETION
May 13, 2013
N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

PROXY STATEMENT

Unless the context requires otherwise, all references to “we,” “us” or “our” refer to ZBB Energy Corporation and its subsidiaries.

The enclosed proxy is solicited by the Board of Directors of ZBB Energy Corporation for use at the special meeting of shareholders to be held at 3:00 p.m., local time, on June 28, 2013, or at any postponement or adjournment of the special meeting, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of shareholders. The special meeting will be held at our offices located at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin.

These proxy materials are first being mailed on or about May 30, 2013 to all shareholders entitled to notice of, and to vote at, the special meeting.

Only shareholders of record at the close of business on May 17, 2013 are entitled to notice of and to vote the shares of our common stock, $.01 par value, registered in their name at the special meeting. As of the record date, we had outstanding [●] shares of common stock. The presence, in person or by proxy, of one-third of the shares of the common stock outstanding on the record date will constitute a quorum at the special meeting. Abstentions will be treated as present for purposes of determining the quorum.  Broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, are also expected to be treated as present for purposes of determining the quorum.

Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the special meeting.  For each of the proposals presented in this proxy statement, an affirmative vote of at least a majority of the votes cast is required for approval.

Banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals.  Proposal 1 is a non-routine matter.  As a result, broker non-votes are expected to occur at the special meeting with respect to Proposal 1.  However, since broker non-votes and abstentions are not counted as votes cast they will have no effect on the outcome of Proposal 1.

Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals.  We believe that Proposal 2 will be considered a routine proposal under applicable rules, so we do not anticipate broker non-votes on Proposal 2.  Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to Proposal 2, we believe such holder will have discretionary authority to vote your shares held in street name on Proposal 2.  If there are broker non-votes or abstentions with respect to Proposal 2, they will not be counted as votes cast on the proposal and will have no effect on the outcome of Proposal 2.

All properly completed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.  Each shareholder may revoke a previously granted proxy at any time before it is exercised by using the Internet or telephone procedures specified in the proxy card or by submitting written notice of revocation or a duly executed proxy bearing a later date to us. Attendance at the special meeting will not, in itself, constitute revocation of a proxy but a shareholder in attendance may request a ballot and vote in person, which revokes a prior granted proxy. Where a proxy is properly signed and returned without indicating any voting instructions regarding a proposal, the shares represented by the proxy will be voted FOR the proposal.  If you plan to attend the special meeting and require directions, please contact our Secretary, Will Hogoboom, at (262) 253-9800.

We are paying the costs of soliciting proxies, which may include engagement of a proxy solicitor. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding materials to beneficial owners of stock.  Our directors, officers and employees also may solicit proxies by mail, telephone, facsimile, email and personal contact.  They will not receive any compensation for doing so.

The Board of Directors knows of no other matters to be presented at the special meeting. If any other matter should be presented at the special meeting, the proxy holders may vote any shares represented by proxy in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2013.

The notice of the special meeting of shareholders and proxy statement are available at
www.envisionreports.com/ZBB.com.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF SHARES OF COMPANY COMMON STOCK TO ASPIRE CAPTIAL FUND, LLC PURSUANT TO THE TERMS OF THE COMMON STOCK PURCHASE AGREEMENT, DATED MARCH 13, 2013, IN ACCORDANCE WITH THE SHAREHOLDER APPROVAL REQUIREMENTS OF NYSE MKT COMPANY GUIDE SECTION 713

The Proposal

On March 13, 2013, we entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of shares of our common stock (the “Purchase Shares”) over the two-year term of the Purchase Agreement.

Our Board of Directors is seeking the approval of our shareholders of the issuance of shares of our common stock to Aspire Capital pursuant to the terms of the Purchase Agreement.  The Board of Directors is seeking shareholder approval in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713.

Description of the Purchase Agreement

Pursuant to the Purchase Agreement, on any business day on which the closing sale price of our common stock equals or exceeds $0.15 per share, we have the right, in our sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”) directing Aspire Capital to purchase up to 200,000 Purchase Shares per business day at the applicable Purchase Price (as defined below); however, no sale pursuant to such Purchase Notice may exceed three hundred thousand dollars ($300,000) per business day, unless we and Aspire Capital mutually agree. We and Aspire Capital also may mutually agree to increase the number of shares that may be sold per business day up to an additional 2,000,000 shares per business day. The purchase price per Purchase Share is the lower of:

•	the lowest sale price for the common stock on the date of sale; and

•
the arithmetic average of the three lowest closing sale prices for the Company’s common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of such Purchase Shares.

In addition, on any date on which we submit a Purchase Notice to Aspire Capital for at least 200,000 Purchase Shares and the closing price of our common stock is higher than $0.40, we also have the right, in our sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase a number of shares of our common stock equal to up to 30% of the aggregate shares of our common stock traded on the next business day (the “VWAP Purchase Date”). The purchase price per Purchase Share pursuant to such VWAP Purchase Notice (the “VWAP Purchase Price”) is the lower of

•	the closing sale price for our common stock on the VWAP Purchase Date as reported by the NYSE MKT; and

•
95% of the volume-weighted average price for our common stock traded on the NYSE MKT during normal trading hours on the VWAP Purchase Date, subject to VWAP Purchase Share Volume Maximum and the VWAP Minimum Price Threshold (both as defined below).

However, if the aggregate number of our shares traded on such date exceeds the quotient obtained by dividing (x) the number of shares Aspire Capital will be required to purchase by (y) our requested purchase percentage, each as specified in the VWAP Purchase Notice (such quotient, the “VWAP Purchase Share Volume Maximum”), the VWAP Purchase Price will be 95% of the volume weighted average price for the portion of such business day until such time as the aggregate shares to be purchased equals the VWAP Purchase Share Volume Maximum. Further, such purchase shall automatically be deemed completed at such time on the VWAP Purchase Date that the sale price of our common stock falls below the greater of (i) 90% of the closing price of our common stock on the trading day immediately preceding the VWAP Purchase Date or (ii) such higher price as set forth by us on the VWAP Purchase Notice (the “VWAP Minimum Price Threshold”). In such a case, the VWAP Purchase Price will be determined using (a) the percentage set forth in the VWAP Purchase Notice of the aggregate shares traded for such portion of the VWAP Purchase Date prior to the time that the sale price of our common stock fell below the VWAP Minimum Price Threshold and (b) the volume weighted average price of our common stock sold during such portion of the VWAP Purchase Date prior to the time that the sale price of our common stock fell below the VWAP Minimum Price Threshold.

Under the Purchase Agreement, the Company and Aspire Capital may not effect any sales of shares of our common stock pursuant to the Purchase Agreement on any business day that the closing sale price of our common stock is less than $0.15 per share.  The Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, or other similar transaction occurring during the trading day(s) used to compute the Purchase Price.

The number of Purchase Shares covered by, and the timing of, each Purchase Notice or VWAP Purchase Notice are determined by us, at our sole discretion. We may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed. There are no trading volume requirements or restrictions under the Purchase Agreement. Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases as directed in accordance with the Purchase Agreement.

In connection with our entry into the Purchase Agreement, on March 19, 2013 we issued to Aspire Capital 1,725,490 shares of our common stock in consideration for entering into the Purchase Agreement (the “Commitment Shares”).  Through May 13, 2013 we had issued and sold a total of an additional 9,204,776 shares of common stock to Aspire Capital for total proceeds of $2,903,810.  In order to comply with NYSE MKT rules, the Purchase Agreement provides that we may not issue and sell more than 15,521,706 shares of our common stock (including the Commitment Shares), which is equal to approximately 19.9% of our common stock outstanding on March 12, 2013 (the “Exchange Cap”), unless shareholder approval is obtained in accordance with applicable NYSE MKT rules.  We are seeking shareholder approval to enable us to issue more than 15,521,706 shares of our common stock pursuant to the Purchase Agreement and take full advantage of this financing option to the extent we deem it prudent to do so.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions. We may terminate the Purchase Agreement at any time, at our discretion, without any cost or penalty. Aspire Capital has agreed not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of our common stock during the term of the Purchase Agreement.  Other than issuing the Commitment Shares, we did not pay any additional amounts to reimburse or otherwise compensate Aspire Capital in connection with the transaction. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.

Our net proceeds will depend on the Purchase Price, the VWAP Purchase Price and the frequency of the Company's sales of Purchase Shares to Aspire Capital; provided, however, that the maximum aggregate proceeds from sales of Purchase Shares is $10.0 million under the terms of the Purchase Agreement. Our delivery of Purchase Notices and VWAP Purchase Notices will be made subject to market conditions, in light of our capital needs from time to time and under the limitations contained in the Purchase Agreement. We expect to use proceeds from sales of Purchase Shares for general corporate purposes, which may include working capital, capital expenditures, development costs, strategic investments, regularly scheduled debt payments or possible acquisitions.  We have not yet determined the amount of net proceeds to be used specifically for any particular purposes or the timing of these expenditures. Accordingly, our management will have significant discretion and flexibility in applying the net proceeds from the sale of these securities.

Registration Rights

In connection with the Purchase Agreement, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Aspire Capital, dated March 13, 2013. The Registration Rights Agreement provides, among other things, that we will register the issuance and sale of the Purchase Shares, including the Commitment Shares, to Aspire Capital. In accordance with the Registration Rights Agreement, the issuance and sales of the Purchase Shares to Aspire Capital is being made under the Company’s Registration Statement on Form S-3 (File No. 333-171957), filed with the Securities and Exchange Commission on January 31, 2011, as amended and supplemented from time to time (the “Registration Statement”), and the Company has filed a prospectus supplement (the “Aspire Capital Prospectus Supplement”) to the Registration Statement related to the Commitment Shares and an additional $7.5 million of the Purchase Shares available under the Purchase Agreement. The Company further agreed that in the event the number of shares available under the Registration Statement is not sufficient to cover the Purchase Shares, the Company will amend the Registration Statement or file a new registration statement, as necessary, to register an additional $2.5 million of the Purchase Shares available under the Purchase Agreement and that it will indemnify Aspire Capital for certain liabilities in connection with the sale of the Purchase Shares under the terms of the Registration Rights Agreement.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement is not a complete description. For a complete description of all the terms, we refer you to the full text of the Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on March 15, 2013.

Shareholder Approval

As noted above, the Purchase Agreement restricts the amount of shares that may be sold to Aspire Capital to 15,521,706 shares of our Common Stock (including the Commitment Shares), unless shareholder approval is obtained in accordance with applicable NYSE MKT rules.

NYSE MKT Company Guide Section 713 requires shareholder approval as a prerequisite for NYSE MKT approval to list newly issued shares on the NYSE MKT if (1) the aggregate number of shares to be issued would result in the issuance of 20% or more of the amount of common stock issued and outstanding, and (2) the sale price of the shares would be less than the greater of book or market value of the common stock. We are therefore seeking shareholder approval to issue 20% or more of our outstanding Common Stock to Aspire Capital at a price less than the greater of book or market value, as required under NYSE MKT Company Guide Section 713.

Section 713 also provides that shareholder approval is required when the issuance or potential issuance of additional shares will result in a change of control. An issuance or potential issuance of shares may result in a change of control in some circumstances even when such issuance or potential issuance would not result in any one shareholder owning or controlling at least 50% of the issued and outstanding common stock of the issuer.  It is not clear whether a “change of control” would ever be deemed to occur as a result of the Purchase Agreement under applicable NYSE MKT rules.  Because, however, a substantial number of shares could be issued to Aspire Capital under the Purchase Agreement, we are seeking shareholder approval for the issuance of shares of our common stock pursuant to the Purchase Agreement that could result in a “change of control” being deemed to have occurred under NYSE MKT rules.

Reasons for Transaction and Effect on Current Shareholders

Our Board of Directors determined that the Purchase Agreement with Aspire Capital was in the best interests of the Company because the right to sell shares to Aspire Capital provides the Company with a known source of capital and the ability to access that capital when and if needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the Purchase Agreement will have a dilutive effect on existing shareholders.  If we were to sell to Aspire Capital all of the remaining $7,096,190 available under the Purchase Agreement at an assumed purchase price of $0.29, which was the closing price of our common stock on May 10, 2013, such shares would represent approximately 22% of the outstanding shares of the Company following such sales. Therefore, if we receive shareholder approval to issue shares to Aspire Capital in excess of the 15,521,706 shares we are currently allowed to sell under the Purchase Agreement pursuant to NYSE MKT rules, Aspire Capital may acquire a significant percentage of the outstanding shares of our Company and may be in a position to exert influence over our Company.

The sale of a substantial number of shares of our common stock to Aspire Capital in this offering, or anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales. However, we have the right to control the timing and amount of any sales of our shares to Aspire Capital and the Purchase Agreement may be terminated by us at any time at our discretion without any cost to us.

As of May 13, 2013, we had sold a total of $2,903,810 of shares of common stock to Aspire Capital under the Purchase Agreement and we had the right to require Aspire Capital to purchase up to an additional $7,096,190 of shares of common stock thereunder.  Without shareholder approval, our future sales under the Purchase Agreement would be limited to 4,591,440 shares which, based on the current trading price of our common stock, would severely limit our ability to utilize this financing option.

The number of shares ultimately offered for sale to Aspire Capital is dependent upon the number of shares we elect to sell to Aspire Capital under the Purchase Agreement.

Information with Respect to Aspire Capital

Steven G. Martin, Erik J. Brown and Christos Komissopoulos, the principals of Aspire Capital, are deemed to be beneficial owners of all of the shares of common stock owned by Aspire Capital. Messrs. Martin, Brown and Komissopoulos have shared voting and investment power over any shares purchased by Aspire Capital in connection with the transactions contemplated under the Purchase Agreement. Aspire Capital is not a licensed broker-dealer or an affiliate of a licensed broker-dealer.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this Proposal 1 will constitute approval of the issuance of shares of the Company’s common stock to Aspire Capital pursuant to the terms of the Common Stock Purchase Agreement in accordance with the shareholder approval requirements of the NYSE MKT Company Guide Section 713.  Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no impact on the approval of the proposal.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL NO. 2

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING,
IF NECESSARY, TO SEEK ADDITIONAL PROXIES

If the special meeting is convened and a quorum is present, but there are not sufficient votes to approve the issuance of common stock to Aspire Capital Fund, LLC (Proposal 1), we may move to adjourn the special meeting at that time to solicit additional proxies in favor of Proposal 1.

In this Proposal 2 we are asking our shareholders to vote in favor of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposal 1.  If the shareholders approve this Proposal 2, we could adjourn the special meeting and use the additional time to solicit proxies from shareholders in favor of Proposal 1, including soliciting proxies from shareholders who have previously voted against the proposal.  If it is necessary to adjourn the special meeting, no notice of the adjourned meeting is required to be given to shareholders if the date, time and place of the adjourned meeting are announced at the special meeting at which the adjournment is taken and a new record date is not set for the adjourned meeting.  At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our Board of Directors believes that if the number of shares of our common stock present, in person or by proxy, at the special meeting and voting in favor of Proposal 1 is insufficient to approve Proposal 1, it is in the best interests of our shareholders to authorize our Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal for its approval.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this Proposal 2 will constitute approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposal 1.   Abstentions and broker non-votes, if any, will not be counted as votes cast and, therefore, will have no impact on the approval of this proposal.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 2.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 13, 2013 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•	each named executive officer of the Company;

•	each of our directors; and

•	all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o ZBB Energy Corporation at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. To our knowledge, and subject to applicable community property laws, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to options or warrants which may be exercised within 60 days after May 13, 2013 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.  The applicable percentage of common stock outstanding as of May 13, 2013 is based 88,538,801 upon  shares outstanding on that date.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Common Stock		Shares Subject to Options and Warrants (1)	Total	Percentage of Class
Directors and Executive Officers
Richard A. Abdoo	989,851		126,887	1,116,738	1.3%
Eric C. Apfelbach	100,812		670,755	771,567	*
Manfred E. Birnbaum	138,828		150,000	288,828	*
Paul F. Koeppe	2,558,927		482,547	3,041,474	3.4%
Daniel Nordloh	16,000		121,667	137,667	*
James H. Ozanne	259,313		-	259,313	*
Richard A. Payne	174,988	(2)	150,000	324,988	*
Jeffrey A. Reichard	815,652		293,333	1,108,985	1.2%
Charles Stankiewicz	103,102		332,443	435,545	*
Directors and Executive Officers as a group (12 persons)	5,284,519		2,669,522	7,954,042	8.7%

Five Percent Stockholders
Marathon Capital Management (3)	9,630,651		-	9,630,651	10.9%

*Less than one percent.

(1)
Represents shares underlying option awards and warrants exercisable within 60 days of May 13, 2013.  Does not include shares underlying option awards and restricted stock unit awards that are not issuable within 60 days of May 13, 2013.

(2)
Includes (i) 75,043 shares held by an affiliate of Mr. Payne, Geizo Pty. Ltd, as trustee for the RA Payne Family Trust, (ii) 17,206 shares held by Geizo Pty. Ltd as trustee for the RA Payne Super Fund and (iii) 1,412 shares held by the Emery Family Trust.

(3)
Shares are beneficially owned by Marathon Capital Management, LLC, a Maryland limited liability company.  Marathon Capital Management, LLC has sole voting power with respect to 1,754,500 shares and sole dispositive power with respect to 9,630,651 shares.  The principal business address of the above-named entity is 4 North Park Drive, Suite 106, Hunt Valley, MD  21030.  This information has been obtained from a Schedule 13G filed by the above-named entities and persons with the SEC on January 9, 2013.

SHAREHOLDER PROPOSALS

In accordance with our Bylaws, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2013 Annual Meeting of Shareholders must be received by us no earlier than June 10, 2013 and no later than August 9, 2013.  Such nominations must also satisfy the other requirements for shareholders nominations set forth in our bylaws.

To be considered for inclusion in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 2013 Annual Meeting of Shareholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received by us at our principal executive offices by May 28, 2013.  Such proposals must also satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.  Our Bylaws require shareholders who wish to make a proposal at the next annual meeting of our shareholders—other than one that will be included in our proxy statement—to notify us no later than August 9, 2013.  Such proposals must also satisfy the other requirements for shareholders proposals set forth in our Bylaws.

Such nominations or proposals must be submitted to Mr. Will Hogoboom, Secretary, ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.  To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov and our website at http://www.zbbenergy.com. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the special meeting other than those items stated above. If any other business should come before the special meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

PRELIMINARY COPY — SUBJECT TO COMPLETION MAY 13, 2013

ZBB energy corporation

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 28, 2013.

Vote by Internet

- Go to **www.envisionreports.com/ZBB**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain
1. Approve the issuance of shares of ZBB Energy Corporation common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated March 13, 2013, in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713.	☐	☐	☐
2. Approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal 1.	☐	☐	☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 1 6 4 4 5 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01NNIB

Agenda

• Approve the issuance of shares of ZBB Energy Corporation common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated March 13, 2013, in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713.
• Approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal 1.
• Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2013. The notice of special meeting and Proxy Statement are available at: www.envisionreports.com/ZBB
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy - ZBB ENERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION
The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of ZBB Energy Corporation to be held at the offices of the Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, on Friday, June 28, 2013 at 3:00 p.m. local time, and at any adjournment or postponement thereof. If you plan to attend the special meeting and require directions, please contact our secretary, Will Hogoboom, at (262) 253-9800.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PROPOSALS 1 AND 2 ARE BEING PROPOSED BY ZBB ENERGY CORPORATION.

(Continued, and to be marked, dated and signed, on the other side)

IMPORTANT SPECIAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card
 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Approve the issuance of shares of ZBB Energy Corporation common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated March 13, 2013, in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713.

2. Approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal 1. □ □ □

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain

_B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below.                                                                                                                   Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 U PX
 1 6 4 4 5 1 2
   01NNJB

Agenda

• Approve the issuance of shares of ZBB Energy Corporation common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated March 13, 2013, in accordance with the shareholder approval requirements of NYSE MKT Company Guide Section 713.
• Approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal 1.
• Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2013. The notice of special meeting and Proxy Statement are available at: www.edocumentview.com/ZBB

      PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - ZBB ENERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION
The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of ZBB Energy Corporation to be held at the offices of the Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, on Friday, June 28, 2013 at 3:00 p.m. local time, and at any adjournment or postponement thereof. If you plan to attend the special meeting and require directions, please contact our secretary, Will Hogoboom, at (262) 253-9800.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PROPOSALS 1 AND 2 ARE BEING PROPOSED BY ZBB ENERGY CORPORATION.
(Continued, and to be marked, dated and signed, on the other side)